Altair Nanotechnologies, Inc.

Canon Investment Holdings Investment and Strategic Alliance

Company Presentation

September 20, 2010

Forward-Looking Statements

In addition to historical information, this presentation contains forward-looking statements related to the common share issuance, potential transactions among the Company, Canon and YTE and the future operations of the Company, Canon or YTE. These forward-looking statements include statements regarding the intent, belief or current expectations of the Company as the assumptions on which such statements are based, and are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "projects," "forecasts," "plans," "intends," "should," "could," "would" or similar expressions. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve risks, uncertainties and other factors that may cause actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this presentation. These risks and uncertainties include, without limitation, the risks that the transactions described herein will not close as a result of the failure to obtain shareholder approval, the failure to obtain various governmental and regulatory approvals on a timely basis or at all, breaches of representations, warranties or covenants or the failure to satisfy other conditions precedent to closing; that synergies and strategic benefits anticipated from the transaction and relationship with Canon and YTE will not be realized as a result of technical, regulatory, corporate, market or other concerns; that any product orders described herein may be cancelled or delayed as permitted by governing documents or in breach of governing documents; and that delays in closing (or the failure to close), and the inability to raise capital in the interim, will create a critical cash shortage for the Company in the coming months and require the scaling back of operations or other measures. In addition, other risks are identified in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Such forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in the Company's expectations or results or any change in events.

The Company intends to file with the Securities and Exchange Commission ("**SEC**") a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the proposed common share issuance by the Company to Canon. The definitive proxy statement will be provided to the stockholders of the Company. Investors and stockholders of the Company are urged to read the proxy statement and any other relevant materials filed with the SEC, which will contain important information, when they become available. The proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov, by going to www.altairannualmeeting.com or by contacting the Company's Investor Relations department by email at ir@altairnano.com, by phone at 775-858-3750 or by mail at 204 Edison Way, Reno, Nevada, 89521.

The Company and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed common share issuance by the Company to Canon. Information about the Company's directors and executive officers is set forth in the Company's proxy statement on Schedule 14A filed with the SEC on April 15, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the common share issuance will be included in the proxy statement and the other relevant documents that the Company intends to file with the SEC (when they become available).

ALTAIR NANO
charging the energy revolution

Communication To Announce Strategic Investment In Altair

- Canon Investment Holdings, Ltd., to purchase controlling interest in Altair Nanotechnologies, Inc.
  - Subject to the Committee on Foreign Investment in the United States (CFIUS) and shareholder approvals and other conditions to closing

- Major elements of the deal:
  - Share Subscription Agreement for 51% ownership on a fully diluted basis providing $48.9 million in gross proceeds to Altair
  - Conditional Supply and Technology License Agreement
    - Supply agreement valued at $6.6 million
      - Includes $2 million advanced payment for lithium-titanate
      - Conditional upon closing of the proposed transaction
    - Exclusive battery cell manufacturing license for Greater China. Exclusivity subject to annual purchases of 1,000 metric tons of lithium-titanate from contemplated new material plant in china
    - Non-exclusive license for greater Asia to manufacture and sell battery cells, modules and systems
    - License subject to minimum annual purchases of 60 metric tons of lithium-titanate
  - Business Cooperation to leverage partner strengths

- Presentation to cover:
  - Overview of Canon Investment Holdings, Ltd.
  - Details of transaction
  - Benefits of agreement

Investment and Strategic Alliance Beneficial for Altair

- Creates opportunity to leverage Altair technologies globally and participate in rapidly expanding Greater China markets
- Provides needed capital at a critical time for Altairnano to build a contemplated lithium titanate materials manufacturing facility in China, and execute its business strategy in stationary power, transportation and OEM markets
- Conditional supply and technology license agreement provides immediate sales opportunity of $6.6 million for Altairnano products including lithium-titanate material for battery cell production in China, sale of existing battery cells, and delivery of 1 MW ALTI-ESS system
- Creates synergies with YTE
  - Strengthens competitiveness of both companies in global markets
  - Potential access to higher volumes, lower costs, and economies of scale
  - Potential to use other battery chemistries and cell formats
- Creates a clear path toward sustainable growth

Overview of Canon Investment Holdings, Ltd.

Canon Investment Holdings, Ltd.

- Canon Investment Holdings, Ltd. is a Hong Kong registered company
- Mr. Wei Yincang is Chairman and CEO
- Operating Company is Zhuhai Yintong Energy Co., Ltd., a manufacturer of lithium-ion batteries in Zhuhai, China




YINTONG ENERGY

ALTAIR NANO
charging the energy revolution

Yintong Energy (YTE)

- Installed battery manufacturing capacity of 100 million Ampere-hours
  - Lithium-ion power batteries
  - Energy storage batteries
  - General purpose batteries


Heat sink
Heat sink

- Have developed proprietary circular design battery with unique hollow structure for fast heat dissipation, stable performance and long life


Internal Cavity Cooling
Temperature Sensor
Pole
Pole
Lateral Cooling

- YTE has obtained required People's Republic of China governmental approval for a number of batteries, which may require up to 5,000 tons of lithiumtitanate materials per year

- Web address: www.ytenergy.com.cn

Key Transaction Items

Key Transaction Terms

- Canon to own 51% of Altair's fully-diluted common stock outstanding at close of transaction
  - Altair will issue approximately 125.9 million new shares to Canon
  - Purchase price set at $0.3882 per share
  - No warrants or other dilutive securities used in transaction
- Altair to receive $48.9 million in gross proceeds
- At closing, Canon will designate majority of board
  - At closing, Canon will designate majority of board, consistent with 51% ownership
  - Al Yousuf will retain 1 board member
- Shareholder voting agreements in place
  - Al Yousuf
  - Altair Directors and Officers
- Commercial transactions between Altair and YTE to remain at arms-length, requiring approval from committee of independent Altair Board members during first two years following transaction
- Agreement stipulates that Altair will exit military business prior to closing

Conditional Supply and Technology License Agreement

- Agreement conditional on closing share subscription agreement transaction

- Supply agreement creates immediate sales traction
  - YTE to provide $2 million advanced payment for lithium-titanate material
  - Advanced payment subject to repayment if share subscription agreement terminated for certain reasons
  - Agreement includes purchase of lithium-titanate material, battery cells, and ALTI-ESS energy system by end of 2011

- Altair grants exclusive battery technology license to YTE for Greater China
  - Subject to minimum annual purchases of lithium-titanate
  - For the purpose of manufacturing and selling battery cells in China

- Altair grants non-exclusive battery technology license to YTE for Asia
  - For the purpose of manufacturing and selling of batteries

Anti-Dilution and Registration Rights Granted to Canon

- After closing, Canon has option to purchase shares at market price to maintain ownership percentage should Altair issue new shares
- Altair to file shelf registration statement covering Investor's shares after two years
- Demand registration rights after two years if no shelf is available
- Piggyback registration rights subject to underwriter limits

Proposed Transaction Expected to Close Before End of 2010

Projected Date:	*Milestones*
End of September	Prepare and file proxy statement to SEC Prepare and file for CFIUS and other applicable regulatory reviews
End of October	Proxy statement cleared by SEC Receipt of CFIUS approval
November	Mail proxy statement to shareholders Reverse stock split
December	Shareholder Approval Satisfaction of other closing conditions Closing of transaction

Expected Benefits of Transaction

Confidence in Altair's Technologies

- Altair and Canon believe Altair's technologies are superior to other lithium-ion technologies
  - Exceptional cycle life
  - Wide temperature operating range
  - Unique safety features compared to other lithium-ion technologies
  - Fast charge and discharge capabilities

- Altairnano focused on three important markets:
  - Utility-scale applications for fast response frequency regulation and renewable energy integration
  - Transportation business for commercial vehicles including truck and bus applications
  - Industrial OEM applications where cycle life, duty cycle, and differentiable attributes of Altair technology can be leveraged

- Key to long-term success is economy of scale and driving down costs
  - YTE experience and access to Greater China market provides opportunity for both
  - YTE has obtained required People's Republic of China governmental approval for a number of batteries, which may require up to 5,000 tons of lithiumtitanate materials per year

Proceeds from Investment Position Company for Growth

- Fund contemplated plant for the manufacture of lithium titanate
  - Lower costs of lithium titanate expected from significant economy of scale
  - YTE may require up to 5000 metric tons per year of lithium titanate
- Fund working capital needs to achieve sales traction in key markets
  - Expand Marketing and Sales efforts
  - Target utility, OEM and transportation markets more effectively
- Funding allows Altair to continue and expand investments in R&D for lithium-titanate materials, cells, modules and systems important to maintain competitive position
- YTE to lead sales growth in China
  - Altair benefits from sale of lithium-titanate materials
- Create financially viable path forward for Altair

Summary: Agreement Benefits All Stakeholders

- Investment by Canon creates opportunity to accelerate Altair market development with unique lithium-titanate battery technology
- Provides near-term sales traction
- Access to China markets and low-cost manufacturing position Altair competitively in marketplace and build synergy with YTE battery technologies
- Believe strategic partnership with Canon / YTE represents best opportunity for Company success